UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 4, 2011

BROOKLYN FEDERAL BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, NY	11201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (718) 855-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(b)               On February 4, 2011, Brooklyn Federal Bancorp, Inc. (the “Company”) engaged Crowe Horwath LLP as the Company’s independent registered public accounting firm.  The Company has not consulted with Crowe Horwath LLP on any matter during the Company’s two most recent fiscal years and any subsequent interim period prior to engaging Crowe Horwath LLP.

Item 8.01                                Other Events

     On February 7, 2011, following notification by the Office of Thrift Supervision of its non-objection to the engagement, the Company engaged Sandler O’Neill & Partners, L.P. as its financial advisor to assist the Company in evaluating strategic alternatives.

Item 9.01.                                Financial Statements and Exhibits

(d)               Exhibits.                      None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN FEDERAL BANCORP, INC.
DATE: February 9, 2011	By:	/s/ Richard A. Kielty
Richard A. Kielty
President and Chief Executive Officer